SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2002

EMPYREAN COMMUNICATIONS, INC.

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(Exact name of registrant as specified in its charter)

Nevada	0-30118	88-0413417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

2537 S. Gessner, Suite 114, Houston, TX 77063

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(Address of principal executive offices) (Postal Code)

250 H. Street, #725, Blaine, WA 98230

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Prior Address (Postal Code)

Registrant's telephone number, including area code: (713) 260-7236

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Item 5. Other Events

On July 30, 2002, Mr. George A. Burks resigned as Secretary/Treasurer of Empyrean Communications, Inc. Mr. Burks letter of resignation is attached hereto as an exhibit. His position will remain temporarily open until filled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMPYREAN COMMUNICATIONS, INC. Date: August 12, 2002

/s/ Robert L. Lee

By: Robert L, Lee

President and Director